UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 7, 2016

Lightstone Value Plus Real Estate Investment Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55619	46-1140492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 29, 2016, Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose the Company’s acquisition of a 92-room select service hotel located in Warwick, Rhode Island which operates as the Courtyard - Warwick.

The Current Report on Form 8-K filed on March 29, 2016 was filed without the requisite financial information regarding the Courtyard - Warwick. Accordingly, we are filing this Amendment to the Current Report on Form 8-K to include such information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Acquired Business. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Warwick Lodgings, LLC

Independent Auditors’ Report

Financial Statements

Balance Sheets as of December 31, 2015 and 2014

Statements of Operations for the years ended December 31, 2015 and 2014

Statements of Changes in Member’s Equity for the years ended December 31, 2015 and 2014

Statements of Cash Flows for the years ended December 31, 2015 and 2014

Notes to Financial Statements

(b)	Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2015

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC.

Date: June 7, 2016	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Treasurer

WARWICK LODGINGS, LLC FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 AND 2014 TOGETHER WITH INDEPENDENT AUDITORS’ REPORT

Richard M. Hoyt, Jr., CPA PFS Paul R. Filippetti, CPA Terence J. Malaghan, CPA K. Elise vonHousen, CPA Susan K. Jones, CPA	Jason E. Cote, CPA Dipti J. Shah, CPA N. Alex Bancroft, CPA Fiona J. LaFountain, CPA Aimee L. Matteson, CPA

INDEPENDENT AUDITORS’ REPORT

To the Member of
Warwick Lodgings, LLC

Warwick, Rhode Island

Report on the Financial Statements

We have audited the accompanying financial statements of Warwick Lodgings, LLC , which comprise the balance sheets as of December 31, 2015 and 2014 and the related statements of operations and changes in member’s equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1041 Poquonnock Road ● Groton, CT 06340 T: 860-536-9685 ● F: 860-536-9684 ● office@mysticcpa.com

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Warwick Lodgings, LLC as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Hoyt, Filippetti, & Malaghan, LLC

Groton, Connecticut

May 26, 2016

WARWICK LODGINGS, LLC

BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

	2015	2014
ASSETS
CURRENT ASSETS
Cash	$130,267	$104,236
Cash in escrow	48,662	110,531
Accounts receivable, net	20,657	12,933
Inventory	12,472	11,064
Prepaid expenses	29,690	76,282
Total current assets	241,748	315,046

RESTRICTED CASH	275,039	877,375

PROPERTY, BUILDING AND EQUIPMENT, net	6,387,795	6,549,482

OTHER ASSETS
Intangible assets, net	732,757	803,591
Security deposits	2,190	2,190
Total other assets	734,947	805,781
Total assets	$7,639,529	$8,547,684

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$5,695,916	$5,852,473
Accounts payable	95,897	95,858
Accrued expenses	86,008	84,434
Total current liabilities	5,877,821	6,032,765

MEMBER'S EQUITY	1,761,708	2,514,919
Total liabilities and member's equity	$7,639,529	$8,547,684

WARWICK LODGINGS, LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDING DECEMBER 31, 2015 AND 2014

	2015	2014
REVENUES
Room revenues	$3,430,872	$3,104,599
Food and beverage revenue	277,672	255,901
Telephone revenue	3,527	2,393
Other departmental revenues	46,139	48,021
Total revenues	3,758,210	3,410,914

OPERATING EXPENSES
Room expense	766,644	745,025
Food and beverage expense	229,959	207,710
Telephone expense	38,913	35,487
Other departmental expenses	19,506	19,867
Administrative and general expense	254,448	230,812
Sales and marketing expense	144,889	157,486
Franchise fees	357,684	329,958
Repairs and maintenance expense	171,216	159,278
Energy expense	222,892	216,783
Management fees	125,849	102,328
Taxes and insurance	254,558	240,664
Depreciation and amortization	359,009	344,088
Total operating expenses	2,945,567	2,789,486

Operating income	812,643	621,428

OTHER EXPENSES
Interest expense	267,015	337,718
Other	72,922	1,541
Total other expenses	339,937	339,259

Net income	$472,706	$282,169

WARWICK LODGINGS, LLC

STATEMENTS OF CHANGES IN MEMBER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

Member's equity, beginning of year	$2,514,919	$2,299,020

Distributions	(1,225,917)	(516,270)

Contributions	-	450,000

Net income	472,706	282,169

Member's equity, end of year	$1,761,708	$2,514,919

WARWICK LODGINGS, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$472,706	$282,169
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	359,009	344,088
Changes in operating assets and liabilities:
Cash in escrow	61,869	(56,813)
Accounts receivable, net	(7,724)	(5,699)
Inventory	(1,408)	(1,388)
Prepaid expenses	46,592	8,981
Accounts payable	39	(294,647)
Accrued expenses	1,574	(28,796)
Net cash provided by operating activities	932,657	247,895

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, building and equipment	(126,488)	(233,456)
Change in restricted cash	602,336	34,553
Net cash provided by (used in) investing activities	475,848	(198,903)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on long-term debt	(5,956,557)	(116,589)
Proceeds from long-term debt	5,800,000	-
Distribution to member	(1,225,917)	(516,270)
Contributions from member	-	450,000
Net cash used in financing activities	(1,382,474)	(182,859)

NET INCREASE (DECREASE) IN CASH	26,031	(133,867)

CASH, beginning of year	104,236	238,103

CASH, end of year	$130,267	$104,236

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$249,779	$366,496

WARWICK LODGINGS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

NOTE 1 -	SIGNIFICANT ACCOUNTING POLICIES

BUSINESS OPERATIONS

Warwick Lodgings, LLC (“Warwick Lodgings” or the “Company”), a Delaware limited liability company, was formed on April 5, 2000 for the purpose of acquiring and operating a 92-room Courtyard by Marriott hotel located in Warwick, Rhode Island. The hotel commenced operations on May 20, 2003.

Warwick Lodgings is a wholly-owned subsidiary of Warwick Hospitality, LLC (“Warwick Hospitality”). Warwick Hospitality purchased Warwick Lodgings for an aggregate purchase price of $7.15 million on February 1, 2013. The Company adjusted its assets and liabilities to fair value as of February 1, 2013 to reflect the purchase price paid by Warwick Hospitality

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s primary estimates relate to the collectability of accounts receivable and the useful lives of and recoverability of investments in property, building and equipment.

REVENUE RECOGNITION

Revenues from rooms, food and beverage, and other departments are recognized as the related services are provided. Revenues are recorded net of any sales or occupancy taxes collected from guests. The Company participates in frequent guest programs sponsored by the brand owners and expenses the charges associated with these programs as incurred.

CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company defines cash equivalents as liquid investments with an original maturity of three months or less. The Company had no cash equivalents, exclusive of cash in escrow and restricted cash, which are not available for operations, as of December 31, 2015 and 2014.

RESTRICTED CASH

The Company has deposited certain amounts into reserve and collateral accounts under the terms of its mortgage financing arrangements.

INVENTORIES

Inventories are stated at the lower of cost, with cost using the first-in, first-out method of accounting, or market.

WARWICK LODGINGS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

NOTE 1 -	SIGNIFICANT ACCOUNTING POLICIES (Continued)

PROPERTY, BUILDING AND EQUIPMENT AND DEPRECIATION

Property, building and equipment are stated at cost, less accumulated depreciation. Depreciation expense is computed on a straight-line basis over the assets estimated useful life beginning in the year of acquisition or transfer from construction in progress. Estimated useful lives of the assets are as follows:

Years
Building and building improvements	15-39
Furniture, fixtures and equipment	5-10

Expenditures for repairs and maintenance are charged to expense as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such assets are considered to be impaired, the impairment charge recognized is the amount by which the carrying amounts of the assets exceed the fair value of the assets.

INTANGIBLE ASSETS

Loan financing costs incurred to obtain financing have been deferred and were amortized over the term of the corresponding debt. Franchise fee agreement costs are being amortized over the life of the franchise agreement.

ADVERTISING

Advertising costs are expensed as incurred. Advertising expense totaled $29,084 and $38,204 for the years ended December 31, 2015 and 2014, respectively.

INCOME TAXES

Warwick Lodgings is a single member limited liability company and, accordingly, is included in the income tax returns of its parent company. Therefore, no income tax provision has been recognized on the accompanying financial statements.

The Company evaluates all significant tax positions as required by accounting principles generally accepted in the United States of America. As of December 31, 2015 and 2014, the Company does not believe it has taken any positions that would require the recording of any additional tax liability. The federal income tax returns of the Company are subject to examination by the IRS, generally for three years after they have been filed.

WARWICK LODGINGS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

NOTE 1 -	SIGNIFICANT ACCOUNTING POLICIES (Continued)

PRESENTATION OF SALES AND ROOM OCCUPANCY TAXES

The State of Rhode Island imposes sales and room occupancy taxes on all of the Company’s sales to nonexempt customers. The Company collects that sales and room occupancy tax from customers and remits the entire amount to the State. The Company’s accounting policy is to exclude the tax collected and remitted to the State from revenues and cost of sales.

SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through May 26, 2016 which is the date the financial statements were issued. Subsequent events identified for disclosure are discussed in Note 10.

NOTE 2 -	CONCENTRATIONS OF CREDIT RISK

The Company’s financial instruments that are subject to concentrations of credit risk consist of cash, restricted cash, and accounts receivable. The Company maintains bank accounts with high credit quality financial institutions. These bank deposits at times exceed federal depository insurance limits.

Accounts receivable consist primarily of meetings and banquet room rental and hotel guest receivables. The Company reviews a customer's credit history before extending credit and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Such losses have been within the management's expectations. The Company generally does not require collateral. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable estimated to be uncollectible.

NOTE 3 -	ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at December 31, 2015 and 2014:

	2015	2014
Room receivables	$18,464	$10,375
Other receivables	2,767	2,875
	21,231	13,250
Less: allowance for doubtful accounts	574	317
	$20,657	$12,933

WARWICK LODGINGS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

NOTE 4 -	PROPERTY, BUILDING AND EQUIPMENT

Property, building and equipment consist of the following:

	2015	2014
Land	$1,401,905	$1,401,905
Building and building improvements	4,853,642	4,782,491
Furniture and equipment	834,864	779,527
	7,090,411	6,963,923
Less: accumulated depreciation	702,616	414,441
	$6,387,795	$6,549,482

Depreciation expense was $288,175 and $258,074 for the years ended December 31, 2015 and 2014, respectively.

NOTE 5 -	INTANGIBLE ASSETS

Intangible assets consist of the following:

	2015	2014
Franchise agreement	$878,475	$878,475
Deferred financing costs	-	89,457
	878,475	967,932
Less: accumulated amortization	145,718	164,341
	$732,757	$803,591

Amortization expense was $70,834 and $86,014 for the years ended December 31, 2015 and 2014, respectively.

The Company’s estimate of amortization expense for each of the succeeding five years and thereafter is as follows:

2016	$49,961
2017	49,961
2018	49,961
2019	49,961
2020	49,961
Thereafter	482,952
$732,757

WARWICK LODGINGS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

NOTE 6 -	LONG-TERM DEBT

Long-term debt consists of the following:

	2015	2014

$5,800,000 mortgage note with Dime Bank (“Dime”), due and payable on August 6, 2016 with monthly payments of principal and interest of $40,178 through maturity bearing interest at 3.00% per annum and collateralized by the real and personal property at Warwick Lodgings	$5,695,916	$-

$6,450,000 mortgage note with UBS Real Estate Investments, Inc. (“UBS”), due and payable on August 11, 2015 with monthly payments of principal and interest of $37,160 through maturity bearing interest at 5.6325% per annum and collateralized by the real and personal property at Warwick Lodgings (refinanced during 2015)	-	5,852,473
Total	5,695,916	5,852,473
Less: Current maturities	5,695,916	5,852,473
	$-	$-

On August 11, 2015, the Company refinanced the approximate $5.79 million outstanding principal balance of its loan with UBS with a $5.8 million loan with Dime.

Interest expense on the long-term debt was $267,015 and $337,718 for the years ended December 31, 2015 and 2014, respectively.

NOTE 7 -	RELATED PARTY TRANSACTIONS

The Company has entered into a management agreement with Waterford Hotel Group, Inc. (“WHG, Inc.”), an affiliate of the Company, which provides compensation for services rendered based upon a percentage of operating revenues of the hotel. Management fees to WHG, Inc. were $ 125,849 and $102,328 for the years ended December 31, 2015 and 2014, respectively.

NOTE 8 -	COMMITMENTS

FRANCHISE AGREEMENT

The Company has entered into a franchise agreement with Marriott International, Inc. (“Marriott”) to operate the hotel as part of the Marriott system. Franchise, advertising, promotion and marketing fees to Marriott were $357,684 and $329,958 for the years ended December 31, 2015 and 2014, respectively.

WARWICK LODGINGS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

NOTE 8 -	COMMITMENTS (Continued)

OTHER

The Company is also subject to various legal actions arising in the normal course of business. Management believes that such matters will not have a material adverse effect upon the balance sheet or the related statements of operations, changes in member’s equity or cash flows.

NOTE 9 -	EMPLOYEE BENEFIT PLANS

The Company participates in the WHG, Inc. health and dental plan that provides employees with group health and dental insurance benefits. The Company pays a portion of the premiums directly to insurance carriers. Total health and dental insurance expense related to the WHG, Inc. plan was $28,029 and $39,313 for the years ended December 31, 2015 and 2014, respectively.

The Company also participates in the WHG, Inc. defined contribution savings plan for all employees. Eligibility for participation in the plan is based upon a combination of 1,000 hours and one year of service. Employer contributions are based upon a percentage of employee contributions. Participants may make voluntary contributions to the plan up to the dollar limit which is set by law. Total employer contribution expense related to the WHG, Inc. plan was $2,532 and $2,070 for the years ended December 31, 2015 and 2014, respectively.

NOTE 10 -	SUBSEQUENT EVENT

On February 11, 2016, the Company entered into a purchase and sale agreement to sell its interest in the hotel for an aggregate purchase price of $12.4 million. The Company closed on the sale of the hotel on March 23, 2016. In connection with the sale of the hotel, the Company paid off the approximate $5.6 million outstanding principal balance of its mortgage note and was released from all of its obligations under the loan agreement.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On March 23, 2016, Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”), completed the acquisition of an 92-room select service hotel located in Warwick, Rhode Island (the “Courtyard - Warwick”) from an unrelated third party, for an aggregate purchase price of approximately $12.4 million, paid in cash, excluding closing and other related transaction costs. In connection with the acquisition, the Company’s Advisor received an acquisition fee equal to 1.0% of the contractual purchase price, $124,000. The acquisition was funded with proceeds from the Company’s ongoing initial public offering (a portion of the offering proceeds used were received in the first quarter of 2016).

The acquisition of the Courtyard - Warwick was accounted for under the purchase method of accounting with the Company treated as the acquiring entity. Accordingly, the consideration paid by the Company to complete the acquisition of the Courtyard - Warwick has been allocated to the assets acquired based upon their preliminary fair values as of the date of the acquisition. Approximately $1.4 million was allocated to land and improvements, $10.4 million was allocated to building and improvements, and $0.6 million was allocated to furniture and fixtures and other assets.

The pro forma allocation of the Courtyard - Warwick value is based upon certain preliminary valuations and other analyses that have not been completed as of the date of this filing. Any changes in the estimated preliminary fair values of the net assets recorded for this transaction prior to the finalization of more detailed analyses will change the allocation of the Courtyard - Warwick value. As such, the pro forma allocations for this transaction are preliminary estimates, which are subject to change within the measurement period.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2015 is based on the Company’s historical consolidated balance as of December 31, 2015 and reflects the acquisition of the Courtyard - Warwick and the Hampton-Inn Lansing as if it had occurred on December 31, 2015.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2015 is presented as if the Company’s acquisition of the Courtyard - Warwick and the Hampton Inn Lansing had been completed as of January 1, 2015.

The pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our Annual Report on Form 10-K for the year ended December 31, 2015, the financial information and notes thereto of the Hampton Inn - Lansing (acquired March 10, 2016) filed in our Current Report on Form 8-K/A  filed with the United States Securities and Exchange Commission on May 26, 2016 and the financial information and notes thereto of the Courtyard - Warwick included elsewhere herein. The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on December 31, 2015 or January 1, 2015, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2015

(Amounts in thousands)

	Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries	Pro Forma Adjustments of Prior Acquisition (Hampton Inn – Lansing) (c)	Courtyard - Warwick	Pro Forma Adjustments		Pro Forma
ASSETS
Net investment property	$27,409	$10,500	$6,388	$(6,388	)(a)	$-
				12,400	(b)	50,309
Cash	$6,747	(10,755)	130	(130	)(a)
				(12,674	)(b)	(16,682)
Accounts receivable, net	-	-	21	(21	)(a)	-
Intangible assets, net	-	-	733	(733	)(a)	-
Prepaid expenses and other assets	1,511	150	368	(368	)(a)
				150	(b)	1,811

Total assets	$35,667	$(105)	$7,640	$(7,764)		$35,438

LIABILITIES AND STOCKHOLDERS'/MEMBER'S EQUITY/(DEFICIT)

Accounts payable and other accrued expenses	$1,286	$-	$182	$(182	)(a)	$1,286
Mortgages payable/promissory notes	2,055	-	5,696	(5,696	)(a)	2,055

Due to related parties	1,159	-	-	-		1,159
Distribution payable	188	-	-	-		188

Total liabilities	4,688	-	5,878	(5,878)		4,688

Total Company's stockholders'/member's equity/(deficit)	30,277	(105)	1,762	(1,762	)(a)
				(124	)(b)	30,048

Noncontrolling interests	702	-	-	-		702

Total stockholders'/member's equity/(deficit)	30,979	(105)	1,762	(1,886)		30,750

Total liabilities and member's equity/(deficit)	$35,667	$(105)	$7,640	$(7,764)		$35,438

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries	Pro Forma Adjustments of Prior Acquisition (Hampton Inn - Lansing) ( d)	Courtyard - Warwick	Pro Forma Adjustments		Pro Forma

Rental revenue	$6,203	$2,820	$3,758	$-		$12,781

Expenses:
Rooms	-	576	1,054	-		1,630
General and administrative	946	125	254	-		1,325
Marketing and sales	-	2	145	-		147
Property operation and maintenance	3,686	467	655	(89	)(f)	4,719

Utilities	-	138	223	-		361
Real estate taxes and insurance	251	129	255	-		635
Depreciation and amortization	747	352	359	125	(e)
				(61	)(h)	1,522
Total operating expenses	5,630	1,789	2,945	(25)		10,339
Operating income	573	1,031	813	25		2,442
Other expenses, net	(9)	-	(73)	-		(82)
Interest expense	(904)	-	(267)	267	(g)	(904)
Net (loss)/income	(340)	1,031	473	292		1,456
Less: net loss/(income) attributable to noncontrolling interest	-	-	-	-		-
Net (loss)/income applicable to Company's common shares	$(340)	$1,031	$473	$292		$1,456

Net (loss)/income per Company's common shares, basic and diluted	$(0.20)	-	-	-		$0.87

Weighted average number of common shares outstanding, basic and diluted	1,676	-	-	-		1,676

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands unless otherwise indicated)

1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”), the Hampton Inn - Lansing (acquired March 10, 2016) and the Courtyard - Warwick have been prepared based on the historical balance sheets of the Company, the Hampton Inn - Lansing and the Courtyard - Warwick as of December 31, 2015 and the historical consolidated statements of operations for the Company, the Hampton Inn - Lansing and the Courtyard - Warwick for the year ended December 31, 2015. Certain reclassifications have been made to the historical balances and operating results of the Hampton Inn - Lansing and Courtyard - Warwick to conform to the Company’s presentation.

The Company, the Hampton Inn - Lansing and the Courtyard - Warwick employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company, the Hampton Inn - Lansing and the Courtyard - Warwick have been made.

The acquisition of the Courtyard - Warwick has been accounted for under the purchase method of accounting with the Company treated as the acquiring entity. Accordingly, the value of the Courtyard - Warwick has been allocated to the assets acquired based upon their estimated preliminary fair values as of the date of the acquisition and has resulted in allocations of $1.4 million, $10.4 million and $0.6 million to land and improvements, building and improvements and furniture and fixtures, respectively.

The pro forma allocation of the Courtyard - Warwick value is based upon certain preliminary valuations and other analyses that have not been completed as of the date of this filing. Any changes in the estimated preliminary fair values of the net assets recorded for this transaction prior to the finalization of more detailed analyses will change the allocation of the Courtyard - Warwick value. As such, the pro forma allocations for this transaction are preliminary estimates, which are subject to change within the measurement period.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that include ownership of the Hampton Inn - Lansing and the Courtyard - Warwick. This pro forma financial information is presented for illustrative purposes only, and is not necessarily  indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma financial statements have been prepared as if the acquisitions were completed on December 31, 2015 for balance sheet purposes and January 1, 2015 for statement of operations purposes and reflect the following pro forma adjustments:

a)	To reflect the elimination of the historical balance sheet of the Courtyard - Warwick as of December 31, 2015 as follows:

	Debit	Credit
Net investment property	$-	$6,388
Cash	-	130
Accounts receivable, net	-	21
Intangible assets, net	-	733
Prepaid expenses and other assets	-	30
Accounts payable and accrued expense	182	-
Mortgages payable/promissory note	5,696	-
Member's equity	1,762	-

	$7,640	$7,640

b)	Reflects the purchase of the Courtyard - Warwick, as if it occurred on December 31, 2015. The adjustment includes recording the property at its preliminary fair value and $0.1 million of acquisition and related costs and $0.2 million of franchise application fees; as follows:

	Debit	Credit
Net investment property	$12,400	$-
Cash	-	12,674
Prepaid expenses and other assets	150
Total Company's stockholders'/member's equity	124	-

	$12,674	$12,674

c)	Reflects pro forma adjustments for the acquisition of the Hampton Inn - Lansing on March 10, 2016 as if this acquisition had occurred on December 31, 2015. This column represents the recording the property at its preliminary fair value and $0.1 million of acquisition and related costs and pro forma adjustments as reflected in the Company’s Form 8-K/A filed May 26, 2016 with the Securities and Exchange Commission.

d)	Reflects pro forma adjustments for the acquisition of the Hampton Inn - Lansing on March 10, 2016 as if this acquisition had occurred on January 1, 2015. This column represents the historical Hampton Inn - Lansing results for the year ended December 31, 2015 and pro forma adjustments as reflected in the Company’s Form 8-K/A filed May 26, 2016 with the Securities and Exchange Commission.

e)	Pro forma adjustment to depreciation expense to reflect the Company’s acquisition of the Courtyard - Warwick as if it occurred on January 1, 2015. The adjustment for the year ended December 31, 2015 represents an increase in depreciation expense of $125 resulting from the Company’s basis in the estimated fair value of the assets of the Courtyard - Warwick based on the preliminary allocation of the consideration paid. The Company computes depreciation using the straight-line method over the estimated useful lives of its real estate assets, which are 39 years for buildings and improvements and 5 to 10 years for furniture and fixtures.

f)	Pro forma adjustment to property management and franchise fees to reflect the Company’s acquisition of the Courtyard - Warwick as if it occurred January 1, 2015. In connection with the acquisition of the Courtyard - Warwick, the Company entered into new property management and franchise agreements. The pro forma adjustment to account for the property management and franchise fees to reflect the acquisition as of January 1, 2015 resulted in a decrease of $89 of property management and franchise fees for the year ended December 31, 2015.

g)	Pro forma adjustment to eliminate interest expense to reflect the Company’s acquisition of the Courtyard - Warwick with proceeds from the Company’s ongoing initial public offering. The adjustment represents a decrease of interest expense of $267 for the year ended December 31, 2015.

h)	Pro forma adjustment to amortization expense to reflect the Company’s acquisition of Courtyard - Warwick and the difference in the amount of amortization expense (franchise fee expense and deferred financing costs) as if it occurred January 1, 2015. The adjustment for the year ended December 31, 2015 represents a decrease of amortization expense of $61.

3.	Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.